EXHIBIT 99.1
                             LETTER OF TRANSMITTAL


                                 CILCORP INC.
                             OFFER TO EXCHANGE ALL
         8.700% SENIOR NOTES DUE 2009 FOR 8.700% SENIOR NOTES DUE 2009
  WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND

         9.375% SENIOR BONDS DUE 2029 FOR 9.375% SENIOR BONDS DUE 2029 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                 PURSUANT TO THE PROSPECTUS, DATED [    ], 1999

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON [ ], 1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------



                                       DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT

BY REGISTERED OR CERTIFIED MAIL OR OVERNIGHT COURIER:      BY FACSIMILE TRANSMISSION:                   BY HAND:
                    The Bank of New York                (FOR ELIGIBLE INSTITUTIONS ONLY)          The Bank of New York
                      101 Barclay Street                          (212) [    ]                   101 Barclay Street, 7E
              Corporate Trust Services Window                                                   New York, New York 10286
                         Ground Level                                                      Attention: Reorganization Section
                  New York, New York 10286                   CONFIRM BY TELEPHONE:
             Attention: Reorganization Section                    (212) [    ]

                                                              FOR INFORMATION CALL:
                                                                  (212) [    ]

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus, dated [ ], 1999 (the "Prospectus"), of CILCORP Inc., an Illinois corporation (the "Company" or "CILCORP"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $225,000,000 of the Company's 8.700% Senior Notes due 2009 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act") for a like principal amount of the Company's issued and outstanding 8.700% Senior Notes due 2009 (the "Old Notes") and to exchange an aggregate principal amount of up to $250,000,000 of the Company's 9.375% Senior Bonds due 2029 (the "New Bonds" and together with the New Notes the "New Securities") which have been registered under the Securities Act for a like principal amount of the Company's issued and outstanding 9.375% Senior Bonds due 2029 (the "Old Bonds" and together with the Old Notes the "Old Securities"), in each case from the registered holders thereof (the "Holders").


     For each Old Security accepted for exchange, the Holder of such Old Security will receive a New Security having a principal amount equal to that of the surrendered Old Security. The New Securities will bear interest from the most recent date to which interest has been paid on the Old Securities or, if no interest has been paid on the Old Securities, from October 18, 1999. Accordingly, registered Holders of New Securities on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from October 18, 1999. Old Securities accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Securities whose Old Securities are accepted for exchange will not receive any payment in respect of accrued interest on such Old Securities otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a holder of Old Securities if certificates are to be forwarded herewith. If tenders of Old Securities held in book-entry form are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfers" section of the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established by ATOP. Holders of Old Securities whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Securities into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or before the Expiration Date, must tender their Old Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to , and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering Holder that such Holder agrees to be bound by the Letter and that the Company may enforce the Letter against that Holder.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Securities to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Securities should be listed on a separate signed schedule affixed hereto.





           DESCRIPTION OF OLD SECURITIES

 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)             (1)                     (2)               (3)                (4)
            (PLEASE FILL IN, IF BLANK)             CERTIFICATE NUMBER(S)*    AGGREGATE PRINCIPAL    AGGREGATE       PRINCIPAL AMOUNT
                                                                                AMOUNT AT         PRINCIPAL AMOUNT    AT MATURITY
                                                                                MATURITY OF        AT MATURITY          TENDERED**
                                                                                OLD NOTE(S)        OF OLD BOND(S)








                                                  Total



* Need not be completed if Old Securities are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Securities represented by the Old Securities indicated in column 2 and 3. See Instruction 2. Old Securities tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 1.

[ ] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                              --------------------------------------------------

Account Number Transaction Code Number
                                       -----------------------------------------

[ ] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
                                ------------------------------------------------

Window Ticket Number (if any)
                              --------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                   -----------------------------

Name of Institution which guaranteed delivery
                                              ----------------------------------

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number                      Transaction Code Number
              ----------------------                        --------------------

     CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:                               Address:
      ------------------------              ------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Old Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Securities; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Securities, it represents that the Old Securities to be exchanged for the New Securities were acquired as a result of market-making activities or other trading activities.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Securities indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Securities tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Securities as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Securities, with full power of substitution, among other things, to cause the Old Securities to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Securities, and to acquire New Securities issuable upon the exchange of such tendered Old Securities, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Securities acquired in exchange for Old Securities tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Securities, whether or not such person is the undersigned, that neither the Holder of such Old Securities, other than a broker-dealer, nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Securities, and that neither the holder of such Old Securities nor any such other person is an "affiliate", as defined in Rule 405 under the Securities Act, of the Company. The undersigned hereby further represents that it is not a broker-dealer that acquired Old Securities directly from Midwest Energy, Inc. or the Company and that it is not acting on behalf of any person who could not truthfully make all of the representations of the undersigned set forth in this paragraph.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission"), that the New Securities issued pursuant to the Exchange Offer in exchange for the Old Securities may be offered for resale, resold and otherwise transferred by Holders thereof (other than a broker-dealer who acquires such New Securities directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Securities are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such New Securities. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities and has no arrangement or understanding to participate in a distribution of New Securities. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Securities to be acquired pursuant to the Exchange Offer, such Holder
(i) could not rely on the applicable interpretations of the staff of the SEC and
(ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Old Securities, it represents that the Old Securities to be exchanged for the New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Securities (and, if applicable, substitute certificates representing Old Securities for any Old Securities not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Securities, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Securities (and, if applicable, substitute certificates representing Old Securities for any Old Securities not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Securities".

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SECURITIES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SECURITIES AS SET FORTH IN SUCH BOX ABOVE.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Securities not exchanged and/or New Securities are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Securities delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than in the account indicated above.

Issue New Securities and/or Old Securities not tendered to:

Name(s)
        ------------------------------------------------------------------------
                            (Please Type or Print)

--------------------------------------------------------------------------------
                            (Please Type or Print)

Address:
         -----------------------------------------------------------------------
                              (Include Zip Code)


                  (Complete accompanying Substitute Form W-9)
           Credit unexchanged Old Securities delivered by book-entry
                 transfer to the Book-Entry Transfer Facility
                           account set forth below.


--------------------------------------------------------------------------------
          (Book-Entry Transfer Facility Account Number, if applicable)



                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Securities not exchanged and/or New Securities are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Old Securities" on this Letter above.

Mail New Securities and/or Old Securities not tendered

Name(s)
        ------------------------------------------------------------------------
                            (Please Type or Print)

--------------------------------------------------------------------------------
                            (Please Type or Print)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)




IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD SECURITIES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                          CAREFULLY BEFORE COMPLETING
                                 ANY BOX ABOVE.

                               PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


Dated:                                                                    , 1999
       -------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
        (Signature(s) of Owner(s)                       (Date)



Area Code and Telephone Number:
                                ------------------------------------------------


     If a holder is tendering any Old Securities, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Securities or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.



Name(s):
         -----------------------------------------------------------------------
                                (Please Print)

Capacity:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Including Zip Code)




                              SIGNATURE GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 3)


Signature(s) Guaranteed by an Eligible Institution:
                                                    ----------------------------
                                                      (Authorized Signature)


Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Dated:
      --------------------------------------------------------------------,
1999

                                  INSTRUCTIONS

                                  CILCORP INC.

    Forming Part of the Terms and Conditions of the Offer to Exchange 8.700%
        Senior Notes Due 2009 for 8.700% Senior Notes Due 2009 which have been registered under the Securities Act of 1933, as amended, and 9.375%
        Senior Bonds Due 2029 for 9.375% Senior Bonds Due 2029 which have been registered under the Securities Act of 1933, as amended.

     1. Delivery of This Letter and Old Securities; Guaranteed Delivery Procedures.

     This Letter of Transmittal is to be completed by a holder of Old Securities if certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfers" section of the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates for all physically tendered Old Securities, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) or an Agent's Message and any other documents required by this Letter must be received by the Exchange Agent at the address set forth herein on or before the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Securities tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Old Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Securities pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) before 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution (as defined below) a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Securities and the amount of Old Securities tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Securities, in proper form for transfer, or a Book-Entry Confirmation and Agent's Message, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Securities, in proper form for transfer, or a Book-Entry Confirmation and Agent's Message, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Securities and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Securities are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

     2. Partial Tenders (Not Applicable to Securityholders Who Tender by Book-Entry Transfer).

     If less than all of the Old Securities evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Securities to be tendered in the box above entitled "Description of Old Securities -- Principal Amount Tendered." A reissued certificate (or separate certificates in the event the holder tenders both senior notes and senior bonds) representing the balance of nontendered Old Securities will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD SECURITIES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the registered holder of the Old Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Securities are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Securities specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Securities are to be issued, or any untendered Old Securities are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Old Securities or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

     Signatures on this letter need not be guaranteed by an Eligible Institution, provided the Old Securities are tendered: (i) by a registered holder of Old Securities (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility System whose name appears on a security position listing as the holder of such Old Securities) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this letter, or (ii) for the account of an Eligible Institution.

     4.   Special Issuance and Delivery Instructions.

     Tendering holders of Old Securities should indicate in the applicable box the name and address to which New Securities issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Securities not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Securityholders tendering Old Securities by book-entry transfer may request that Old Securities not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such securityholder may designate hereon. If no such instructions are given such Old Securities not exchanged will be returned to the name and address of the person signing this Letter.

     5.   Taxpayer Identification Number.

     Federal income tax law generally requires that a tendering holder whose Old Securities are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from back-up withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange to such tendering holder of New Securities. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Securities must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to back-up withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Securities is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Securities are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the box in
Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 31% of reportable payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 31% of all reportable payments to the holder thereafter until such holder furnishes its TIN to the Exchange Agent.

     6.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Securities to it or its order pursuant to the Exchange Offer. If, however, New Securities and/or substitute Old Securities not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Securities tendered hereby, or if tendered Old Securities are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Securities to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Securities specified in this letter.

     7.   Waiver of Conditions.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     8.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Securities, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Securities for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Securities nor shall any of them incur any liability for failure to give any such notice.

     9.   Mutilated, Lost, Stolen or Destroyed Old Securities.

     Any holder whose Old Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10.  Withdrawal Rights.

     Tenders of Old Securities may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date.

     For a withdrawal of a tender of Old Securities to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above before 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Securities to be withdrawn (the "Depositor"), (ii) identify the Old Securities to be withdrawn (including certificate number or numbers and the principal amount of such Old Securities), (iii) contain a statement that such holder is withdrawing his election to have such Old Securities exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Securities register the transfer of such Old Securities in the name of the person withdrawing the tender and (v) specify the name in which such Old Securities are registered, if different from that of the Depositor. If Old Securities have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfers" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Securities and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Securities so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Securities will be issued with respect thereto unless the Old Securities so withdrawn are validly retendered. Any Old Securities that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Securities tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer -- Book-Entry Transfers" section of the Prospectus, such Old Securities will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Securities) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Securities may be retendered by following the procedures described above at any time on or before 5:00 p.m., New York City time, on the Expiration Date.

     11.  Request for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)
                           PAYOR'S NAME: CILCORP INC.

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SUBSTITUTE FORM W-9

Department of the Treasury
Internal Revenue Service


PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")
AND CERTIFICATION

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PART 1 -- Please provide your TIN
in the box at right and certify by
Number signing and dating below.

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PART 2 -- TIN Applied For

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-----------------------------
Social Security Number

OR

-----------------------------
Employer Identification
Number

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Certification: Under the penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me)

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  any other information provided on this form is true and correct.

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

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SIGNATURE                                  DATE
          -------------------------------       --------------------------------
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          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9


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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE                                 DATE
          -------------------------------      ---------------------------------
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